UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

November 22, 2005

EDGETECH SERVICES INC.

(Formerly Secure Enterprise Solutions. Inc.)

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(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

NEVADA                     000-27397                          98-0204280

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(STATE OF              (COMMISSION FILE           (IRS EMPLOYER

INCORPORATION)                NUMBER)             IDENTIFICATION NO.)

18 Wynford Drive, Suite 704

Toronto, ON Canada M3C 3S3

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(416) 441-4046

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(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 6  Resignations of Registrant's Directors

On November 22, 2005, Mr. Xavier Roy resigned as the Chairman of the board, Director of the board of Edgetech.

On November 2o, 2005, Mr. Shawn Manesh resigned has independent Director of the board of Edgetech.

Item 7  Financial Statement and Exhibits

Not Applicable.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Xavier Roy

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Dated: November 22, 2005